Fees Summary	Sep. 18, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 34,286,825.60
Previously Paid Amount	0.00
Total Fee Amount	4,735.01
Total Offset Amount	0.00
Net Fee	$ 4,735.01